UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2009

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 8.01   OTHER EVENTS

On May 29, 2009 the Registrant announced a quarterly cash dividend of $0.09 per share to be paid on June 30, 2009, to shareholders of record on June 16, 2009.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1	The Registrant’s Press Release dated June 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ JONATHAN H. WOLK	/s/ KENT B. GUICHARD
Jonathan H. Wolk Vice President and Chief Financial Officer	Kent B. Guichard President & Chief Executive Officer

Date: June 29, 2009	Date: June 29, 2009
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer